N A R E I T S A N F R A N C I S C O N O V E M B E R 2 0 1 3 Exhibit 99.2

Disclaimer
We make forward-looking statements in this presentation within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.
Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. In particular, statements pertaining to our capital resources, portfolio performance, dividend policy and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our portfolio from operations, acquisitions and anticipated market conditions, demographics and results of operations are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,”
“intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases.
Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and changes in the real estate markets in particular, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the appeals related to the class actions filed against us; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of or non-renewal of leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; fluctuations in interest rates and increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing, including our secured revolving and term credit facility; our expected leverage; decreased rental rates or increased vacancy rates; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions, including potentially the option properties; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including the cost of construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our projected operating results; our ability to manage our growth effectively; estimates relating to our ability to make distributions to our stockholders in the future; impact of changes in governmental regulations, tax law and rates and similar matters; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of and our ability to attract and retain qualified personnel;
conflicts of interest with our senior management team; our understanding of our competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors" beginning on page 31 of our prospectus dated October 1, 2013 relating to our initial public offering of Class A common stock and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

High quality, pure-play Manhattan and Greater New York office and retail portfolio
Proven track record of managing, leasing and executing our
repositioning strategy
Growth potential from completing turnaround in existing properties and new leasing, option properties and acquisitions
Strong, low-levered balance sheet to support future external growth
Pioneer in economically justified value-add energy efficiency retrofits
Experienced and committed management team with strong
alignment of interests with stockholders

Key Investment Highlights

2013+
Public real estate company primarily focused on office and
retail properties in Manhattan and Greater New York
metropolitan area
2010 Malkin Holdings begins consolidation of portfolio ownership
2009
Ground-breaking energy efficiency retrofit program
announced by Empire State Building, Clinton Climate Initiative,
Jones Lang LaSalle, Johnson Controls and Rocky Mountain
Institute
2002 -
2006
Malkins replace Helmsley-Spear as managing and leasing
agent and begin portfolio redevelopment
1989
Anthony E. Malkin joins the Company at the start of real
estate downturn and builds leadership team in place today
1961
Partnerships organized by Wien, Peter L. Malkin, and
Helmsley buy the Empire State Building
1947 Wien and Harry B. Helmsley join in acquisitions
1934
Lawrence A. Wien pioneers real estate syndication
History of Innovation and
Commitment to New York

Operating Philosophy
Focus on performance, history as fiduciaries
and hands-on operators
Maintain process, exercise discipline in
execution and no complacency
Demonstrated capabilities in up and down
markets
Focus on servicing brokers and tenants
Proactive, service-intensive approach to
asset and property management
Attract and lease to quality tenants with
greatest likelihood to renew and expand
Constant refinement and improvement in
leasing, management, operations and capital
improvement

Introduction to ESRT’s Management Team
Anthony E. Malkin
Chairman,
Chief Executive Officer &
President
25 years with ESRT
25 years in industry
Bachelor’s degree from
Harvard College
David A. Karp
Executive Vice President,
Chief Financial Officer &
Treasurer
2 years with ESRT
30 years in industry
of California, Berkeley and M.B.A.
from the Wharton School at the
University of Pennsylvania
Thomas P. Durels
Executive Vice President & Chief
of Property Operations and
Leasing
23 years with ESRT
29 years in industry
Bachelor’s degree from
Lehigh University
Thomas N. Keltner, Jr.
Executive Vice President,
General Counsel
& Secretary
35 years with ESRT
35 years in industry
Bachelor’s degree from Harvard
College and J.D. from Columbia
Law School
Strong management team from top to bottom
Senior management team expected to own a meaningful
amount of stock
The Malkin Group did not sell any shares
Majority of senior management team has worked
together for approximately 23 years
Senior management team with an average of
approximately 30 years of experience in real estate
Extensive experience in Greater New York area real
estate, through many economic cycles
Bachelor’s degree from University
Note:  Years of experience at ESRT includes years of experience at the “predecessor” as defined in the Company’s S-11.

Pure Play Midtown Manhattan and Greater New York Strategy

Premier Office Building International Icon

Empire State Building
“The World’s Most Famous Office Building”
International icon of the New York City
skyline
“America’s Favorite Architecture”
1
A top New York City tourist attraction
–
Observatory attracts 4+ million
visitors annually
Globally recognized leader in energy
efficiency
Comprehensive upgrade and
repurposing underway
– Full restoration or re-creation of
exterior and all public spaces
– Building-wide space consolidation
and leasing to fewer, large, higher
quality tenants
– Extensive in-building tenant
amenities / campus environment
in city setting
5
th
Avenue / 34th Street corridor
location
– Close proximity to mass
transportation hubs
– International, national and new
media / services tenants
– Vibrant neighborhood with world-
class shopping, dining and
lodging
1 Designation by American Institute of Architects.

Pure Play Midtown Manhattan and Greater
New York Strategy

Westport
White Plains
Harrison
Stamford
Norwalk
66-99 Main St
103-107 Main St
~30 miles to
Midtown Manhattan
287
684
95
10 Bank Street
500 Mamaroneck Avenue
First Stamford Place Metro Center
383 Main Avenue
Highway
Metro-North Railroad
Metro-North Train Stop
Office Standalone Retail
Planned Development

Focused on a modern guest experience
– Modernization program for new second floor
visitor center and for enhanced 86
th
floor /
exhibition areas
– 102
nd
floor renovation completed
Upgraded exhibition spaces and offerings to drive
traffic – “Sustainability” exhibit (2010) and “Dare to
Dream” exhibit (2011)
Regular upgrades and new enhancements planned
Value-Added Strategy Improvement
11
Observatory has been a Stable
and Growing Source of Revenue
3 to 4+ million visitors every year since 2000
–
Record number of visitors YTD in 2013 at 3.28
million
Admissions have grown at a 3.0% CAGR since
2001 through 2012
Ticket prices have increased at a 10.1% CAGR
since 2001 through 2012 without any down years
~$1,350 revenue per square foot generated in
2012
Leading NYC Tourist Destination

Positive Tourism Trends to New York City (visitors in millions)

Observatory has been a Stable
and Growing Source of Revenue
9/11
‘01 – ‘12
CAGR
12.6%
‘01 – ‘12
CAGR
3.6%
Source:  NYC & Company.
Observatory Annual Revenue ($ in millions)
$25
$30
$33
$40
$50
$56
$63
$72
$72
$79
$81
$92
$69
$77
$29
$33
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 9mo2012 9mo2013 3Q12 3Q13
35.2 35.3
37.8
40.0
42.6
43.8
45.9
47.1
45.6
48.8
50.9 52.0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Domestic Visitors International Visitors
Observatory at
Rockefeller
Center Opens
Financial
Crisis Hits

High Quality Retail Portfolio
Attractive Retail Portfolio in Prime
Manhattan and Greater New York  Locations
13
Experience and expertise in repositioning retail spaces in conjunction with our
Manhattan office repositioning
Significant growth opportunity to acquire and reposition additional standalone retail spaces
Location in premier corridors including Herald Square, 34
th
Street corridor, Grand
Central, Union Square and Columbus Circle
Ground floor spaces in our office buildings and standalone spaces
~645K square feet across 13 locations
High pedestrian traffic and / or main destination locations
Convenient access to mass transportation
Diverse, high-quality tenant base across consumer staples, retail, financial services and entertainment
Retail Repositioning Strategy
– Convert second floor office spaces into higher rent retail spaces
– Incorporate upper and lower floors to expand retail footprint
– Upgrade and standardize storefronts and signage

Competitive Advantage From Energy
Efficiency
Global ground-breaker in defining and implementing energy efficiency in buildings and tenant installations
Empire State Building project is recognized worldwide as the new model for sustainability
–
Partnered with the Clinton Climate Initiative, Johnson Controls, Jones Lang
LaSalle and Rocky Mountain Institute
Enhanced market differentiation with tangible benefits to tenants
–
Helps attract desirable tenants
–
Skanska realized 58% energy cost savings relative to previously occupied space
Replicating process and program throughout the portfolio
Length of Min.
Energy Savings
Guaranteed by JCI 1,2
15 Years
Est.
Energy
Reduction
38%
Est.
Annual
Energy
Savings
$4.4
Million
1
Empire State Building Energy Performance Year 2 M&V (Measurement & Verification) Report by Johnson Controls. Actual 2012 energy cost savings was $2.3 million.
2
Johnson Controls Inc. (JCI) guarantees a minimum annual energy savings of $2.2 million for a period of 15 years (from 2010 to 2025).
3
Data provided by Skanska based on utility consumption in 2010 on their 32nd floor office at the Empire State Building. Cost savings are compared to previously occupied space in 2008 in a different “Class A Office” building on an energy cost per rentable square foot basis.
3
1
1

Internal and External Growth
Opportunities
Experienced management team uses its best practices to develop and execute winning internal and external strategies
Internal
Growth
Opportunities
External
Growth
Opportunities
Repositioning
Expertise

Manhattan Office Submarket Avg. Occupancy¹
Lease-up of Empire’s Available Space
Strong Re-Leasing Spreads
in Empire’s Manhattan Office Portfolio
²
16
Organic Growth Potential in Manhattan
Office Portfolio
87.6%                 90.6%               90.6%                 91.4%
Source: Market data per Rosen Consulting Group as of March 31, 2013.  ESRT leasing status data as of September 30, 2013.
1
90.6%, 87.6% and 91.4% occupancies represent the Penn Station-Times Square South, Grand Central and West Side submarkets, respectively.
2
Based on 761,166 SF for FY 2012 and 588,418 SF for Q1-Q3 2013. Buildings include Empire State Building, One Grand Central Place, 250 West 57
th
, 1333 Broadway, 1350 Broadway,
1359 Broadway and 501 Seventh Avenue.
FY 2012 YTD 3Q 2013
78.6%
82.0%
85.3%
86.6%
OGCP ESB 1350 B'way 250 W57th
Percent Leased
$ 36.66
$ 44.04
$ 38.99
$45.70
Prev.
Escalated
Rent
PSF
New
Starting
Base Rent
PSF
Prev.
Escalated
Rent
PSF
New
Starting
Base Rent
PSF
Managing rent roll as
appropriate to execute
repositioning strategy

Illustrative NOI impact of ESB Repositioning¹
Illustrative Potential NOI Upside at ESB from Higher
Occupancy and Higher Base Rents on New Leases
Illustrative Potential Increase in ESB NOI at Various
Occupancy Rates and Base Rents on New Leases
Illustrative Potential Occupancy 95.0%
-
Current Occupancy (as of Sept. 30, 2013) 82.0%
=
Potential Incremental Occupancy 13.0%
x
Rentable SF (as of Sept. 30, 2013) 2,701,938
=
Potential Incremental Utilized SF 351,252
x
Illustrative Potential Starting
Base Rent per SF
$ 55.00
=
Illustrative Potential Incremental
Base Rent and NOI¹
$ 19.3 mm
Occupancy
18.1 90.0% 95.0%
100.0%
$ 45.00
$ 9.7 mm
$ 15.8 mm $ 21.9 mm
50.00
10.8 mm
17.6 mm 24.3 mm
55.00
11.9 mm
19.3 mm
26.8 mm
60.00
13.0 mm 21.1 mm 29.2 mm
1 The illustrative NOI and base rents included on this page are for illustrative purposes only, do not represent actual or expected performance and should not be relied upon for any investment decision. The hypothetical increases in NOI and base rents are based on certain assumptions, including assumptions relating to increased occupancy and base rents, and do not reflect actual results.  These hypothetical increases do not reflect the impact of actual performance and market factors.  The actual performance of the Company generally, and, the Empire State Building in particular, will be subject to a variety of risks and uncertainties.
A 5% increase in occupancy at ESB increases illustrative NOI by ~$6-8 million, while a $5 increase in base rent per square foot on new leases at ESB increases illustrative NOI by ~$1-2 million

1400 Broadway
Existing Managed Properties with Option to Purchase Other External Growth Opportunities

Attractive External Growth Opportunities
112-122  W. 34     Street
Acquisition strategy focused on
Manhattan office and retail
Market dominated by multi-
generational family ownership –
providing us access to off-market
investment opportunities
OP units provide tax-advantaged
acquisition currency
Utilize deep industry relationships,
brand recognition and expertise in
redeveloping / repositioning
Identify acquisitions with occupancy
and rental rate upside
Strong balance sheet and access to
capital
609,871 SF Office
133,437 SF Retail
872,618 SF Office
21,212 SF Retail
th

Pure Play Midtown Manhattan and Greater
New York Strategy
Office Portfolio Total Portfolio
7.8 million rentable square feet
8.4 million rentable square feet
Note:  Percentage splits based on square footage.  Data as of September 30, 2013.
Includes 440,548 SF of retail space in our Manhattan office properties.
Office
93%
Retail
7%
Midtown
Manhattan
Office
76%
Greater NY
Metro Office
24%
1
1

Proven Value-Add Repositioning Strategy
Took control over day-to-day management of
Manhattan office properties from 2002-2006
Repositioning program developed and
commenced
Renovation programs at each property
address all common areas, tenant spaces
and building systems
Rent rolls are managed to allow space
consolidation and releasing
Attracting larger, higher credit quality tenants and
increasing cash flows
Large space users
Pre-built spaces for smaller users
Optimize base floors for retail
Energy efficient tenant installations
Significant benefits still to be realized
~67% of Manhattan Office renovation
completed (by square feet)
Improving occupancy and increasing rents
Significant upside in remaining older leases
Note:  Dollar figures as of September 30, 2013.  Square footage data as of June 30, 2013.
¹ These estimates are based on the Company’s current budgets (which do not include tenant improvements and leasing commission costs) and are subject to change.
2
Repositioning program is for the Manhattan office assets only.
Repositioning Program¹
,
²
Repositioning Program by Square Feet²
Additional Spend on ESB
(2014-2016)
$100 million
-
$130 million
21%
Projected Spend
through 2013
$15 million  - $45 million
6%
Spent to Date
$392 million
73%
Future Renovation
(ESB)
1.0 million SF
15%
Future Renovation
(Other)
1.1 million SF
18%
Renovation Completed
4.3 million SF
67%

Empire State Building
Repositioning Case Study
1.0 million square feet of the Empire State Building remain to be repositioned¹
To Be Repositioned Repositioned
The Benefits
Pre
(rentable SF
per leases)
Post
(rentable SF per
new bldg. measurement)
Change
Decreased Number of Leases 201 20 (181)
Increased Occupancy 73.9% 99.1% +25.2p.p.
Longer Lease Terms 9.0 years 14.6 years +5.6 years
Larger Avg. Rented Spaces 3,659 SF 63,837 SF +60,178 SF
Increased Rentable Square Feet 994,646 SF 1,287,762 SF +293,116 SF / +29.5%
Higher Rents Per Square Foot –
Unadjusted
$35.08 PSF $42.20 PSF +20.3%
Higher Rents Per Square Foot –
Adjusted²
$25.08 PSF $42.20 PSF +68.3%
Higher Gross Rents $25.8 million $53.9 million +108.9%
Higher Credit-Quality Tenants
1
There can be no assurance that our renovation and repositioning program will be completed in its entirety in accordance with the anticipated timing or at the anticipated cost or that the results we expect to achieve will be accomplished. Accordingly, the information presented in this case study should not be considered as indicative of our possible results and you should not rely on this information as an indication of our future performance. Broadcasting space, lower level/storage and certain existing prebuilt and partial floor renovations are excluded from these square footage figures. Information is as of June 30, 2013.
² Fully escalated rent at expiration divided by new building measurement.

The Benefits
Pre
(rentable SF
per leases)
Post
(rentable SF per
new bldg. measurement)
Change
Decreased Number of Leases 59 6 (53)
Increased Occupancy 52.0% 100.0% +48.0p.p.
Longer Lease Terms 4.6 years 13.3 years +8.7 years
Larger Avg. Rented Spaces 1,909 SF 39,223 SF +37,314 SF
Increased Rentable Square
Feet
216,622 SF 235,337 SF
+18,715 SF /
+8.6%
Higher Rents Per Square Foot
– Unadjusted
$30.80 PSF $41.87 PSF +36.0%
Higher Rents Per Square Foot
– Adjusted²
$26.41 PSF $41.87 PSF +58.5%
Higher Gross Rents $3.5 million $9.9 million +184.1%
Higher Credit-Quality Tenants
22
1333 Broadway Repositioning Case Study
Repositioning substantially completed with 8 out of 10 office floors renovated
–now seeing tangible benefits and achieving attractive leasing results from capital deployed¹
To Be Repositioned Repositioned
1
There can be no assurance that our renovation and repositioning program will be completed in its entirety in accordance with the anticipated timing or at the anticipated cost or that the results we expect to achieve will be accomplished. Accordingly, the information presented in this case study should not be considered as indicative of our possible results and you should not rely on this information as an indication of our future performance. Information is as of June 30, 2013
² Fully escalated rent at expiration divided by new building measurement.

Pre-Built Strategy
Pre-built office suites are designed to:
Appeal to a broad range of users
Have efficient layouts
Be energy efficient
Have ability to re-use install and re-
lease with only modest work
Our pre-built strategy improves NOI and
long-term value through:
Increased rents
Increased occupancy
Reduced downtime on (a) initial vacant
lease-up and (b) roll-over
Attraction and retention of higher
quality tenants
Pre-Built Strategy:
Utilization of Space for New Tenants
501
7 Avenue Th

Financial Highlights
Significant signed leases not commenced, adding $7.6 million of annualized base rent, a 2.4% increase in percent leased over 2Q13
Significant balance sheet flexibility, with goal of achieving investment grade ratings
$300 million drawn on $800 million credit facility– ample liquidity to fund renovation / repositioning capital expenditures
Untapped debt capacity embedded in many low-levered assets to support future growth
Low leverage of 24.2% of enterprise value 1
¹
  Based on November 8, 2013 stock price of $13.51 and 245,482,682 fully diluted shares outstanding. Net debt as of September 30, 2013 of $1,058 million assuming completion of the formation transactions and the IPO.

Mortgage
Debt
($897mm)
Equity
($3,316mm)
Limited Near-Term Maturities (mm)
2
25
Low leverage
– $300 million drawn on $800 million credit
facility
– Untapped debt capacity embedded in many
low-levered assets
Attractive in-place mortgage debt
– Weighted average interest rate of 4.61%
– Weighted average debt maturity of 3.3
years
– Limited near-term maturities
Embedded debt capacity in assets with
near-term maturities
Targeting investment grade rating
Well-Capitalized Balance Sheet
to Support Future Growth
Flexible Low-Levered Balance Sheet Capital Structure
1
$-
$199
$100
$97
$379
$110
$300
2013 2014 2015 2016 2017 2018
Mortgage Debt New Credit Facility
New Credit
Facility
($300mm)
¹ Based on November 8, 2013 stock price of $13.51 and 245,482,682 fully diluted shares outstanding.  Debt as of September 30, 2013 assuming completion of the formation transactions and the IPO .  Mortgage debt includes a $12.4 million premium assumed for 1350 Broadway and 1333 Broadway and excludes $14.8 million unsecured debt and accrued interest which was assumed by the owners of such entity.
2
Excludes the impact of $12.4 million of unamortized debt premiums. Maturity schedule shown with full current balance due in year of maturity and excludes impact from interim debt amortization payments.
1
1
2

Strong Independent Board
William H. Berkman
Managing Partner, Associated Partners, L.P.
Former director at IAC
Alice M. Connell
Managing Principal, Bay Hollow Associates
Formerly  held senior positions in mortgage lending and real estate equity areas at TIAA-CREF
Thomas J. DeRosa
Former Vice Chairman, CFO of The Rouse Company
Former Global Co-head of Deutsche Bank Healthcare Investment Banking Group
Steven J. Gilbert
Chairman of Gilbert Global Equity Partners
Former Vice Chairman of Stone Tower Capital
S. Michael Giliberto
Former Senior Portfolio Manager, and Director of Portfolio Strategy for real estate and infrastructure, JP Morgan Asset Management
Formerly at Lehman Brothers – Fixed Income Research
Lawrence E. Golub
Founder, Golub Capital
Former Managing Director, Banker’s Trust Company
6 of 7 board members are independent
Note:  All directors to be considered independent except for the Chairman, Anthony E. Malkin.

High quality, pure-play Manhattan and Greater New York office and retail portfolio
Proven track record of managing, leasing and executing our
repositioning strategy
Growth potential from completing turnaround in existing properties and new leasing, option properties and acquisitions
Strong, low-levered balance sheet to support future external growth
Pioneer in economically justified value-add energy efficiency retrofits
Experienced and committed management team with strong
alignment of interests with stockholders
27
Key Investment Highlights